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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 25, 2001


                                COTT CORPORATION
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




     CANADA                     000-19914                           NONE
---------------                -----------                  -------------------
(State or Other                (Commission                     (IRS Employer
Jurisdiction of                File Number)                 Identification No.)
Incorporation)


                              207 QUEEN'S QUAY WEST
                                    SUITE 340
                                 TORONTO, ONTARIO           M5J 1A7
              ------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (416) 203-3898
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On September 25, 2001, Cott Corporation (the "Company"), through an indirect wholly-owned subsidiary, invested $29.5 million in cash to form a new business venture, Northeast Retailer Brands LLC (the "LLC"), with Polar Corp. ("Polar"). The Company will have an indirect, 51% ownership interest in the LLC, and Polar, together with its wholly-owned subsidiary, will have a 49% interest. The foregoing description is qualified in its entirety by reference to the Press Release issued September 25, 2001 filed and herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Business Acquired - Not Applicable.

         (b)  Pro Forma Financial Statements - Not Applicable.

         (c)  Exhibits.

              99.1. Press Release issued September 25, 2001.




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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COTT CORPORATION



Date: October 4, 2001                  By: /s/ Raymond P. Silcock
                                           -------------------------------------
                                           Raymond P. Silcock
                                           Executive Vice President &
                                           Chief Financial Officer




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                                  EXHIBIT INDEX
                                  -------------

99.1.  Press Release issued September 25, 2001.




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